EXHIBIT 10

INDEPENDENT AUDITORS’ CONSENT

We consent to the incorporation by reference in Post-Effective Amendment No. 19 to Registration Statement No. 33-8058 on Form N-1A of our report dated December 5, 2000 appearing in the Annual Report of Merrill Lynch Municipal Intermediate Term Fund of Merrill Lynch Municipal Series Trust for the year ended October 31, 2000, and to the reference to us under the caption “Financial Highlights” in the Prospectus, which is a part of such Registration Statement.

/s/ Deloitte &Touche LLP

Princeton, New Jersey February 1, 2001